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                                                                   EXHIBIT 10.17

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated as of February 27, 2003, between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ROVING SOFTWARE INCORPORATED, a Delaware corporation ("Borrower"), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

     1. ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13.

     2. LOAN AND TERMS OF PAYMENT

          2.1 PROMISE TO PAY. Borrower hereby unconditionally promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions as and when due in accordance with this Agreement

               2.1.1 EQUIPMENT ADVANCES.

                    (a) Availability. From (i) the Closing Date through June 30, 2003 (the "Equipment Availability End Date No. 1"), Bank shall make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Equipment Line, and from (ii) July 1, 2003 through December 31, 2003 (the "Equipment Availability End Date No. 2"), bank shall make Equipment Advances upon Borrower' request, not to exceed the amount of the Equipment Line (in the aggregate, including the original principal amount of all Equipment Advances made hereunder). The Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and no Equipment Advances may exceed 100 % of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute Other Equipment. After repayment, Equipment Advances may not be reborrowed.

                    (b) Interest Rate. Interest accrues from the date of each Equipment Advance at the rate in Section 2.2(a) and is payable monthly.

                    (c) Repayment. Equipment Advances outstanding on each Equipment Availability End Date are payable in (a) thirty (30) consecutive equal monthly installments of principal, plus, (b) monthly payments of accrued interest, beginning on the Payment Date of each month following the Equipment Availability End Date.


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                    (d) To obtain an Equipment Advance, Borrower must notify
Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of EXHIBIT B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

               2.1.2 UNDISBURSED CREDIT EXTENSIONS. The Bank's obligation to lend the undisbursed portion of the Obligations shall terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

          2.2 INTEREST RATE; PAYMENTS.

               (a) Interest Rate. The principal amounts outstanding under the Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Bank's Prime Rate, and two percent (2.0%). After an Event Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360 day year for the actual number of days elapsed.

               (b) Payments. Interest is payable on the Payment Date of each month. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue. The Borrower may pay without penalty all or a portion of the Equipment Line owed earlier than it is due.

               (c) Debit of Accounts. Bank may debit any of Borrower's deposit accounts including Account Number ____________ for principal and interest payments or any amounts Borrower owes Bank. Bank shall promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

          2.3 FEES. Borrower shall pay to Bank:

               (a) Equipment Line Facility Fee. A fully earned, non-refundable facility fee of One Thousand Seven Hundred Fifty Dollars ($1,750.00) due on the Closing Date; and

               (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses incurred through and after the Closing Date) when due.

     3. CONDITIONS OF LOANS

          3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The Bank's obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:


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               (a) this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) Perfection Certificate (s) by Borrower;

               (d) Loan Modification Agreement;

               (e) Bailee/Warehouse Waiver;

               (f) financing statements (Forms UCC-1);

               (g) insurance certificate;

               (h) payment of the fees and Bank Expenses then due specified in
Section 2.4 hereof;

               (i) Certificate of Foreign Qualification (if applicable);

               (j) Certificate of Good Standing/Legal Existence; and

               (k) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

               (a) timely receipt of any Payment/Advance Form; and

               (b) the representations and warranties in Section 5 shall be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default shall have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

     4. CREATION OF SECURITY INTEREST

          4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations and the performance of each of Borrower's duties under the Loan Documents, a continuing security interest in, and pledges and assigns to the Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower warrants and represents that the security interest granted herein shall be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any license or other agreement with respect to which the Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such


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license or agreement or any other property. Without prior consent from Bank,
Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Borrower's business or financial condition. Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future.

If the Agreement is terminated, Bank's lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

          4.2 AUTHORIZATION TO FILE FINANCING STATEMENTS. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank's interest or rights hereunder, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

     5. REPRESENTATIONS AND WARRANTIES

          Borrower represents and warrants as follows:

          5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. In connection with this Agreement, the Borrower delivered to the Bank a certificate signed by the Borrower and entitled "Perfection Certificate". The Borrower represents and warrants to the Bank that:
(a) the Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; and (b) the Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; and (c) the Perfection Certificate accurately sets forth the Borrower's organizational identification number or accurately states that the Borrower has none; and (d) the Perfection Certificate accurately sets forth the Borrower's place of business, or, if more than one, its chief executive office as well as the Borrower's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete. If the Borrower does not now have an organizational identification number, but later obtains one, Borrower shall forthwith notify the Bank of such organizational identification number.

          The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in


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default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

          5.2 COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account, other than the deposit accounts with Bank and deposit accounts described in the Perfection Certificate delivered to the Bank in connection herewith. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Except as set forth in the Perfection Certificate, the Collateral is not in the possession of any third party bailee (such as a warehouse). Except as hereafter disclosed to the Bank in writing by Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

          5.3 LITIGATION. Except as shown in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers or legal counsel, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

          5.4 NO MATERIAL DEVIATION IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

          5.5 SOLVENCY. The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

          5.6 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by


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previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to make such declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

          5.7 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

          5.8 FULL DISCLOSURE. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank taken together with all such written certificates and written statements given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

     6. AFFIRMATIVE COVENANTS

          Borrower shall do all of the following:

          6.1 GOVERNMENT COMPLIANCE. Borrower shall maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower's business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

          6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

               (a) Borrower shall deliver to Bank: (i) as soon as available, but no later than twenty-five (25) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and fifty (150) days after the last day of Borrower's fiscal year (except for Borrower's fiscal years ending December 31, 2001 and December 31, 2002, which audited consolidated financial statements shall be due July 31,
2003), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) in the event that the Borrower's stock becomes publicly held, within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all


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reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange
Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (v) as soon as available, but not later than forty-five (45) days after the last of Borrower's fiscal year, Board approved Operating Plan (expressed on a monthly and quarterly basis); (vi) prompt notice of any material change in the composition of the Intellectual Property, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (vii) other financial information reasonably requested by Bank.

               (b) Borrower shall deliver to Bank with the monthly and annual financial statements a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT C.

          6.3 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors shall follow Borrower's customary practices as they exist at the Closing Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than Fifty Thousand Dollars ($50,000.00).

          6.4 TAXES. Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to such payments.

          6.5 INSURANCE. Borrower shall keep its business and the Collateral insured for risks and in amounts, and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies shall show the Bank as an additional insured and all policies shall provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank's option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to $25,000.00, in the aggregate, toward the replacement or repair of destroyed or damaged property; provided that (i) any such replaced or repaired property (a) shall be of equal or like value as the replaced or repaired Collateral and (b) shall be deemed Collateral in which Bank has been granted a first priority security interest and (ii) after the occurrence and during the continuation of an Event of Default all proceeds payable under such casualty policy shall, at the option of the Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under
Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and the Bank, Bank may make all or part of such


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payment or obtain such insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent

          6.6 ACCOUNTS.

               (a) In order to permit the Bank to monitor the Borrower's financial performance and condition, Borrower, and all Borrower's Subsidiaries, shall maintain all of Borrower's, and such Subsidiaries, primary depository, operating, and securities accounts with Bank.

               (b) Borrower shall identify to Bank, in writing, any bank or securities account opened by Borrower with any institution other than Bank. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Bank's request and option, pursuant to an agreement in form and substance acceptable to the Bank, cause the depository bank or securities intermediary to agree that such account is the collateral of the Bank pursuant to the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees.

          6.7 FINANCIAL COVENANTS.

          Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted:

               (a) QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenues of at least 1.75 to 1.0.

               (b) TANGIBLE NET WORTH. Borrower shall maintain, to be tested as of the last day of each calendar quarter, a Tangible Net Worth of not less than One Million Dollars ($1,000,000.00).

          6.8 FURTHER ASSURANCES. Borrower shall execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

     7. NEGATIVE COVENANTS

          Borrower shall not do any of the following without the Bank's prior written consent which shall not be unreasonably withheld.

          7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment

          7.2 CHANGES IN BUSINESS OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses


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currently engaged in by Borrower or reasonably related thereto, or have a material change in its ownership (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the investment), or management. Borrower shall not, without at least thirty
(30) days prior written notice to Bank: (i) relocate its chief executive office, or add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Thousand Dollars ($5,000.00) in Borrower's assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

          7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

          7.4 INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

          7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. Notwithstanding the foregoing, however, the Collateral may also be subject to Permitted Liens.

          7.6 DISTRIBUTIONS; INVESTMENTS. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed One Hundred Fifty Thousand Dollars ($150,000.00) in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases.

          7.7 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person or in connection with any investment by any one or more Affiliates that are venture capital investors so long as Borrower identifies such Affiliate venture capital investors to the Bank prior to the closing of the investment

          7.8 SUBORDINATED DEBT. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.


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          7.9 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company", under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

     8. EVENTS OF DEFAULT

          Any one of the following is an Event of Default:

          8.1 PAYMENT DEFAULT. Borrower fails to pay any of the Obligations within three (3) days after their due date. During the additional period the failure to cure the default is not an Event of Default (but Bank shall not be obligated to make Credit Extensions during the cure period);

          8.2 COVENANT DEFAULT. Borrower fails or neglects to perform any obligation in Section 6 or violates any covenant in Section 7 or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant or agreement contained in this Agreement, any Loan Documents, or in any present or future agreement between Borrower and Bank and as to any default under such other material term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but Bank shall not be obligated to make Credit Extensions during such cure period). Grace periods provided under this section shall not apply, among other things, to financial covenants or any other covenants that are required to be satisfied, completed or tested by a date certain.

          8.3 MATERIAL ADVERSE CHANGE. A Material Adverse Change occurs;

          8.4 ATTACHMENT. (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon the Borrower seeking to attach, by trustee or similar process, any funds of the Borrower on deposit with the Bank; (iii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iv) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (v) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but Bank shall not be obligated to make Credit Extensions during the cure period);


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          8.5 INSOLVENCY. (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but Bank shall not be obligated to make Credit Extensions before any Insolvency Proceeding is dismissed);

          8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could result in a Material Adverse Change;

          8.7 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that Bank shall not be obligated to make Credit Extensions prior to the satisfaction or stay of such judgment);

          8.8 MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

     9. BANK'S RIGHTS AND REMEDIES

          9.1 RIGHTS AND REMEDIES. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

               (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

               (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

               (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable and notify any Person owing Borrower money of Bank's security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit;

               (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

               (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

               (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

               (g) Dispose of the Collateral according to the Code.

          9.2 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, to be effective only upon the occurrence and during the continuance of an Event of Default to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors;
(iii) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; (iv) make, settle, and adjust all claims under Borrower's insurance policies; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank's foregoing appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

          9.3 ACCOUNTS NOTIFICATION/COLLECTION. In the event that an Event of Default occurs and is continuing, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify and/or collect the amount of the Account. After the occurrence and during the continuance of an Event of Default, any amounts received by Borrower shall be held in trust by Borrower for Bank, and, if requested by Bank, Borrower shall immediately deliver such receipts to Bank in the form received from the account debtor, with proper endorsements for deposit.

          9.4 BANK EXPENSES. Any amounts paid by Bank as provided herein are Bank Expenses and are immediately due and payable, and shall bear interest at the then applicable rate and be secured by the Collateral. No payments by Bank shall be deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

          9.5 BANK'S LIABILITY FOR COLLATERAL. So long as the Bank complies with reasonable banking practices regarding the safekeeping of Collateral and Section 9-207 of the Code, to the extent applicable, the Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the

Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

          9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

          9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment notice of any default,t nonpayment at maturity, release, compromise, settlement extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

     10. NOTICES

     All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below. Either Bank or Borrower may change its notice address by giving the other written notice.

          If to Borrower: Roving Software Incorporated
                          1601 Trapelo Road, Suite 246
                          Waltham, Massachusetts 02451
                          Attn: Ms. Gail F. Goodman
                          FAX: (781) 444-6155

          If to Bank:     Silicon Valley Bank
                          One Newton Executive Park, Suite 200
                          2221 Washington Street
                          Newton, Massachusetts 02462
                          Attn: Ms. Pamela Aldsworth
                          Fax: (617) 969-4395

          with a copy to: Riemer & Braunstein LLP
                          Three Center Plaza
                          Boston, Massachusetts 02108
                          Attn: David A. Ephraim, Esquire
                          FAX: (617) 880-3456

     11. CHOICE OF LAW. VENUE AND JURY TRIAL WAIVER

     Massachusetts law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Massachusetts; provided, however, that if for any reason Bank cannot avail itself of such courts in the Commonwealth of Massachusetts, Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE EN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     12. GENERAL PROVISIONS

          12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

          12.2 INDEMNIFICATION. Borrower hereby indemnifies, defends and holds the Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          12.3 RIGHT OF SET-OFF. Borrower and any guarantor hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

          12.4 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

          12.5 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

          12.6 AMENDMENTS IN WRITING; INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

          12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

          12.8 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

          12.9 CONFIDENTIALITY. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee's or purchaser's agreement to the terms of this provision); (iii) as required by law, regulation, subpoena, or other order,
(iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     13. DEFINITIONS

          13.1 DEFINITIONS. In this Agreement:

          "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

          "AFFILIATE" is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

          "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

          "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

          "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

          "CLOSING DATE" is the date of this Agreement.

          "CODE" is the Uniform Commercial Code as adopted in Massachusetts, as amended and as may be amended and in effect from time to time.

          "COLLATERAL" is any and all properties, rights and assets of the Borrower granted by the Borrower to Bank or arising under the Code, now, or in the future, in which the Borrower obtains an interest, or the power to transfer rights, including, without limitation, the property described on EXHIBIT A.

          "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

          "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

          "CREDIT EXTENSION" is each Equipment Advance or any other extension of credit by Bank for Borrower's benefit

          "CURRENT ASSETS" are amounts that under GAAP should be included on that date as current assets on Borrower's consolidated balance sheet.

          "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, which shall include, without limitation, all obligations and liabilities of Borrower to Bank.

          "DEFERRED REVENUE" is all amounts received in advance of performance under contracts and not yet recognized as revenue.

          "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

          "EQUIPMENT ADVANCE" is defined in Section 2.1.1.

          "EQUIPMENT AVAILABILITY END DATE" shall mean each of Equipment Availability End Date No. 1 and Equipment Availability End Date No. 2.

          "EQUIPMENT AVAILABILITY END DATE NO. 1" is defined in Section
2.1.l(a).

          "EQUIPMENT AVAILABILITY END DATE NO. 2" is defined in Section
2.1.1(a).

          "EQUIPMENT LINE" is an Equipment Advance or Equipment Advances of up to Three Hundred Fifty Thousand Dollars ($350,000.00).

          "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

          "EXISTING LOAN" is that certain Loan and Security Agreement dated December 23, 1999 by and between the Bank and the Borrower, as the same has been previously amended and may be amended and in effect from time to time.

          "FUNDING DATE" is any date on which an Equipment Advance is made to or on account of Borrower.

          "GAAP" is generally accepted accounting principles.

          "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

          "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

          "INTELLECTUAL PROPERTY" is

                    (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions and all licenses or other rights to use and all license fees and royalties from the use;

                    (b) Any trade secrets and any Intellectual Property rights in computer software and computer software products now or later existing, created, acquired or held;

                    (c) All design rights which may be available to Borrower now or later created, acquired or held;

                    (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above.

All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

          "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

          "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

          "LOAN AMOUNT" in respect of each Equipment Advance is the original principal amount of such Equipment Advance.

          "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

          "MATERIAL ADVERSE CHANGE" is: (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral (other than normal depreciation) that is not covered by adequate insurance; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations; or
(iv) Bank
determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

          "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

          "OBLIGATIONS" arc debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later under this Agreement, or the Existing Loan, including letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

          "OTHER EQUIPMENT" is leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the Equipment Line shall be used to finance Other Equipment

          "PAYMENT DATE" is defined in the first calendar day of each month.

          "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          "PERMITTED INDEBTEDNESS" is:

                    (a) Borrower's indebtedness to Bank under this Agreement, the Loan Documents, or the Existing Loan;

                    (b) Indebtedness existing on the Closing Date and shown on the Perfection Certificate;

                    (c) Subordinated Debt;

                    (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                    (e) Indebtedness secured by Permitted Liens; and

                    (f) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

          "PERMITTED INVESTMENTS" are:

                    (a) Investments shown on the Perfection Certificate and existing on the Closing Date; and

                    (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through the Bank.

          "PERMITTED LIENS" are:

                    (a) Liens existing on the Closing Date and shown on the Perfection Certificate or arising under this Agreement, other Loan Documents, or the Existing Loan;

                    (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

                    (c) Leases or subleases and non-exclusive licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

                    (d) Purchase money Liens in an amount not to exceed Fifty Thousand Dollars ($50,000.00) in the aggregate, during any fiscal year: (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment; and

                    (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

          "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

          "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate, except that at no time under this Agreement shall the Prime Rate be less than four and one-quarter percent (4.25%). Except as otherwise provided elsewhere herein, any Credit Extension made hereunder based on the Bank's Prime Rate shall increase or decrease with the changes in the Bank's Prime Rate.

          "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

          "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

          "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (pursuant to a subordination agreement entered into between the Bank, the Borrower and the subordinated creditor), on terms acceptable to Bank.

          "SUBSIDIARY" is any Person, corporation, partnership, limited liability company, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

          "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (i) any amounts attributable to (a) goodwill, (b) intangible items including unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

          "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt.

          "TRADEMARKS" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

ROVING SOFTWARE INCORPORATED


By: /s/ Gail F. Goodman
    ---------------------------------
Name: Gail F. Goodman
Title: CEO

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST


By: /s/ Michael J. Tromack
    ---------------------------------
Name: Michael J. Tromack
Title Vice President


SILICON VALLEY BANK


By: /s/ Michelle Giannini
    ---------------------------------
Name: Michelle Giannini
Title: AVP
       (Signed in Santa Clara County,
       California)

                                    EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

     Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; trade styles, trade names, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

                                    EXHIBIT B

                        LOAN PAYMENT/ADVANCE REQUEST FORM
                 DEADLINE FOR SAME DAY PROCESSING IS 3:00 E.S.T.

Fax To: (617)969-5965                                     Date: ________________

LOAN PAYMENT:

                     Sample documents Client Name (Borrower)

From Account # ______________________   To Account # ___________________________
                (Deposit Account #)                        (Loan Account #)

Principal $____________________________ and/or Interest $_______________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


Authorized Signature:                   Phone Number
                      ---------------                ---------------------------

LOAN ADVANCE:

COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

From Account # ______________________   To Account # ___________________________
                  (Loan Account #)                       (Deposit Account #)

Amount of Advance $__________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


Authorized Signature:                   Phone Number:
                      ---------------                 --------------------------

OUTGOING WIRE REQUEST

COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.

Deadline for same day processing is 3:00 pm, E.S.T.

Beneficiary Name: ___________________   Amount of Wire: $_______________________

Beneficiary Bank: ___________________   Account Number: ________________________

City and Sate: ______________________

Beneficiary Bank                        Beneficiary Bank Code
Transit (ABA) #: ____________________   (Swift, Sort, Chip, etc.):

                                              (FOR INTERNATIONAL WIRE ONLY)

Intermediary Bank: __________________   Transit (ABA) #: _______________________

For Further Credit to: _________________________________________________________

Special Instruction: ___________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer requests shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).


Authorized                              2nd Signature
Signature:                              (If Required):
           --------------------------                  -------------------------

Print Name/Title: ___________________   Print Name/Title: ______________________

Telephone # _________________________   Telephone # ____________________________

                        FIRST LOAN MODIFICATION AGREEMENT

     This First Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of August 4, 2003, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ROVING SOFTWARE, INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, between Borrower and Bank (as amended, the "Loan Agreement"). The Loan Agreement established an equipment line of credit in favor of Borrower in the maximum principal amount of Three Hundred Fifty Thousand Dollars ($350,000.00) (the "Committed Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    "EQUIPMENT LINE" is an Equipment Advance or Equipment Advances of up to Three Hundred Fifty Thousand Dollars ($350,000.00).

               and inserting in lieu thereof the following:

                    "Equipment Line" is an Equipment Advance or Equipment Advances of up to Four Hundred Fifty Thousand Dollars ($450,000.00).

4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge

Agreement dated as of December 23, 1999 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement, shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 27, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ROVING SOFTWARE INCORPORATED            SILICON VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ Gail Goodman                    By:
    ---------------------------------       ------------------------------------
Name: Gail Goodman                      Name:
Title: CEO                                    ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SILICON VALLEY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                               California)

                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of February 10, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ROVING SOFTWARE INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, as amended by a certain First Loan Modification Agreement dated August 4, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. Section 2.1.1 of the Loan Agreement shall be retitled as "2003 Equipment Advances".

          2. All references to "Equipment Line" in the Loan Agreement shall mean and refer to the "2003 Equipment Line".

          3. The Loan Agreement shall be amended by adding the following new Section appearing after Section 2.1.1 thereof:

               "2.1.2 2004 Equipment Advances.

               (a) Availability. Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2004 Equipment Line. The proceeds of the 2004 Equipment Line shall be advanced in four separate tranches (each, a "Tranche"), as follows: (i) from February 1, 2004 through April 30, 2004, Bank shall make Equipment Advances not exceeding $200,000, (ii) from May 1, 2004 through July 31, 2004, Bank shall make Equipment Advances not exceeding $150,000, (iii) from August 1,2004 through October 3 1, 2004, Bank shall make Equipment Advances not exceeding $150,000; and (iv) from November 1, 2004 through December 31, 2004, bank shall make Equipment Advances not exceeding $100,000. The aggregate of all Equipment Advances made under this Section 2.1.2 shall not exceed the 2004 Equipment Line. The Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and no Equipment Advances may exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute Other Equipment. After repayment, Equipment Advances may not be reborrowed.

               (b) Interest Rate; Interest Payment. Interest accrues from the date of each Equipment Advance at the rate in Section 2.2(a) and is payable monthly on the first day of each month.

               (c) Principal Repayment. In addition to the monthly payment of interest, the principal amount of the Equipment Advances made under the 2004 Equipment Line outstanding on the last day of such Tranche is payable in thirty-three (33) consecutive equal monthly installments of principal based upon the amount of Equipment Advances outstanding during any particular Tranche on the last day of such Tranche divided by thirty-three (33). Such payments shall begin on the first day of each month following the end of such Tranche and shall continue on the first day of each month thereafter.

               (d) Advance Requests. To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed."

          4. The Loan Agreement shall be amended by deleting the following appearing as Section 2.2(a) thereof:

               "(a) Interest Rate. The principal amounts outstanding under the Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Bank's Prime Rate, and two percent (2.0%). After an Event of Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360 day year for the actual number of days elapsed."

               and inserting in lieu thereof the following:

               "(a) Interest Rate.

                    (i) The principal amounts outstanding under the 2003 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%).

                    (ii) The principal amounts outstanding under the 2004 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%).

                    (iii) After an Event of Default, Obligations shall bear interest at five percent (5.0%) above the rate effective immediately before the Event of Default. The applicable interest rate hereunder shall increase or decrease when the Prime Rate changes. Interest is computed on the basis of a 360 day year for the actual number of days elapsed."

          5. The Loan Agreement shall be amended by deleting the following appearing as Section 6.7 thereof:

               "6.7 FINANCIAL COVENANTS.

               Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted:

                    (a) QUICK RATIO. A ratio of Quick Assets to Current
               Liabilities minus Deferred Revenues of at least 1.75 to 1.0.

                    (b) TANGIBLE NET WORTH. Borrower shall maintain, to be
               tested as of the last day of each calendar quarter, a Tangible Net Worth of not less than One Million Dollars ($1,000,000.00)."

               and inserting in lieu thereof the following:

               "6.7 FINANCIAL COVENANTS.

               Borrower shall maintain at all times, to be tested as of the last day of each month:

               (a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenues of at least:

                    (i)  1.25 to 1.0 from January 1, 2004 through March 31,
                         2004;

                    (ii) 1.15 to 1.0 from April 1, 2004 through April 30, 2004;

                    (iii) 1.10 to 1.0 from May 1, 2004 through May 31, 2004;

                    (iv) 1.15 to 1.0 from June 1, 2004 through September 30,
                         2004; and

                    (v)  1.25 to 1.0 from October 1, 2004 and thereafter.

               (b) TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of not less than the sum of (I) plus (II) below:

               (I)  (i)  $700,000 from January 1, 2004 through March 31, 2004;

                    (ii) $600,000 from April 1, 2004 through June 30, 2004;

                    (iii) $500,000 from July 1, 2004 through November 30, 2004;
                         and

                    (iv) $700,000 from December 1, 2004 and thereafter; plus

               (II) the aggregate of (x) 25% of all consideration received after January 1, 2004 from proceeds from the issuance of any equity securities of Borrower and/or subordinated debt incurred by Borrower; plus (y) beginning with the month ending January 31, 2005, 75% of Borrower's monthly net profit in accordance with GAAP."

          6. "The Loan Agreement shall be amended by adding the following new subsection appearing after subsection 6.7 (b) thereof:

                    "(c) PROFITABILITY. From and after the occurrence of the
               Profitability Event, Borrower shall have minimum monthly net profit (in accordance with GAAP) of at least $1.00."

          7. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, which shall include, without limitation, all obligations and liabilities of Borrower to Bank."

          and inserting in lieu thereof the following:

                    ""CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year, plus, without duplication, all obligations and liabilities of Borrower to Bank."

          8. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""EQUIPMENT ADVANCE" is defined in Section 2.1.1."

          and inserting in lieu thereof the following:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1 or Section
                    2.1.2 hereof."

          9. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""OTHER EQUIPMENT" is leasehold improvements, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the Equipment Line shall be used to finance Other Equipment."

          and inserting in lieu thereof the following:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line or twenty-five percent (25%) of the proceeds of the 2004 Equipment Line shall be used to finance Other Equipment."

          10. The Loan Agreement shall be amended by adding the following definitions to appear in Section 13.1 thereof:

                    ""2004 EQUIPMENT LINE" is an Equipment Advance or Equipment Advances of up to Six Hundred Thousand Dollars ($600,000.00).

                    "ELIGIBLE EQUIPMENT" is (a) general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, and, subject to the limitations set forth herein, (b) Other Equipment that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of the Equipment Advances shall be new, provided that Bank, in its sole discretion may finance used equipment.

                    "PROFITABILITY EVENT" is the achievement by Borrower of three (3) consecutive months with a net profit (in accordance with GAAP) of at least $1.00.

                    "TRANCHE" is defined in Section 2.1.2."

     B. Waiver. Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the Quick Ratio covenant set forth is Section 6.7(a) thereof as of the months ended October 31, 2003, November 30, 2003 and December 31, 2003. Bank's waiver of Borrower's compliance of said affirmative covenant shall apply only to the foregoing specific periods.

4. FEES. Borrower shall pay to Bank a modification fee of $4,500.00, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 27, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ROVING SOFTWARE INCORPORATED            SILICON  VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ Gail Goodman                    By:  /s/ Pamela Aldsworth
    ---------------------------------       ------------------------------------

Name: Gail Goodman                      Name: Pamela Aldsworth
      -------------------------------         ----------------------------------

Title:  CEO                             Title: SCO
       ------------------------------          ---------------------------------


                                        SILICON VALLEY BANK


                                        By: /s/ Maggie Garcia
                                            ------------------------------------
                                        Name: Maggie Garcia
                                              ----------------------------------
                                        Title: AVP
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                               California)

                               SILICON VALLEY BANK

                            INVOICE FOR LOAN CHARGES

BORROWER:       ROVING SOFTWARE INCORPORATED

LOAN OFFICER:   MR. MICHAEL FELL

DATE:           February 10, 2004

2004 Equipment Line Fee   $4,500.00
                          ---------
TOTAL FEES DUE            $4,500.00
                          =========

Please indicate the method of payment:

     [ ]  A check for the total amount is attached.

     [X]  Debit DDA 3300147118 for the total amount.

     [ ]  Loan proceeds

ROVING SOFTWARE INCORPORATED


By: /s/ Gail Goodman
    ---------------------------------
    Gail Goodman


/s/ Pamela Aldsworth
-------------------------------------
Silicon Valley Bank (Date) 2-19-04
Account Officer's Signature

                        THIRD LOAN MODIFICATION AGREEMENT

     This Third Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of August 12, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and ROVING SOFTWARE INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, as amended by a certain First Loan Modification Agreement dated August 4, 2003, and as further amended by a certain Second Loan Modification Agreement dated February 10, 2004 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

3. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

4. DESCRIPTION OF CHANGE IN TERMS.

          1. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.2 thereof:

                    "(a) Availability. Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2004 Equipment Line. The proceeds of the 2004 Equipment Line shall be advanced in four separate tranches (each, a "Tranche"), as follows: (i) from February 1, 2004 through April 30, 2004, Bank shall make Equipment Advances not exceeding $200,000, (ii) from May 1, 2004 through July 31, 2004, Bank shall make Equipment Advances not exceeding $150,000, (iii) from August 1, 2004 through October 31, 2004, Bank shall make Equipment Advances not exceeding $150,000; and (iv) from November 1, 2004 through December 31, 2004, Bank shall make Equipment Advances not exceeding $100,000."

               and inserting in lieu thereof the following:

                    "(a) Availability. Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2004 Equipment Line. The proceeds of the 2004 Equipment Line shall be advanced in three separate tranches (each, a "Tranche"), as follows: (i) from February 1, 2004 through April 30, 2004, Bank shall make Equipment Advances not exceeding $200,000, (ii) from May 1, 2004 through July 31, 2004, Bank shall make Equipment Advances not exceeding the 2004 Equipment Line less the aggregate principal amount of outstanding Equipment Advances under the 2004 Equipment Line, and (iii) from August 1, 2004 through October 31, 2004, Bank shall make Equipment Advances not exceeding $102,342.35."

          2. The Loan Agreement shall be amended by adding the following new Section appearing after Section 2.1.2 thereof:

                    "2.1.3 2004 Equipment Line No. 2.

                    (a) Availability. From August 12, 2004 through January 15, 2005, subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2004 Equipment Line No. 2. The Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and no Equipment Advances may exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute Other Equipment. After repayment, Equipment Advances may not be reborrowed.

                    (b) Interest Rate; Interest Payment. Interest accrues from the date of each Equipment Advance at the rate in Section 2.2(a) and is payable monthly on the first day of each month.

                    (c) Principal Repayment. In addition to the monthly payment of interest, the principal amount of each Equipment Advances made under the 2004 Equipment Line No. 2 is payable in thirty-six (36) consecutive equal monthly installments of principal beginning on the first day of the month following such Equipment Advance and shall continue on the first day of each month thereafter.

                    (d) Advance Requests. To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed."

          3. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.2(a) thereof:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

               and inserting in lieu thereof the following:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line and the 2004 Equipment Line No. 2 shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

          4. The Loan Agreement shall be amended by deleting the following appearing as Section 6.7 thereof:

                    "6.7 Financial Covenants. Borrower shall maintain at all times, to be tested as of the last day of each month:

                    (a) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Revenues of at least:

                    (i)  1.25 to 1.0 from January 1, 2004 through March 31,
                         2004;

                    (ii) 1.15 to 1.0 from April 1, 2004 through April 30, 2004;

                    (iii) 1.10 to 1.0 from May 1, 2004 through May 31, 2004;

                    (iv) 1.15 to 1.0 from June 1, 2004 through September 30,
                         2004; and

                    (v)  1.25 to 1.0 from October 1, 2004 and thereafter.

                    (b) TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of not less than the sum of (I) plus (II) below:

                    (I)  (i)  $700,000 from January 1, 2004 through
                         March 31, 2004;

                         (ii) $600,000 from April 1, 2004 through June 30, 2004;

                         (iii) $500,000 from July 1, 2004 through November 30,
                              2004; and

                         (iv) $700,000 from December 1, 2004 and thereafter;
                              plus

                    (II) the aggregate of (x) 25% of all consideration received after January 1, 2004 from proceeds from the issuance of any equity securities of Borrower and/or subordinated debt incurred by Borrower; plus (y) beginning with the month ending January 31, 2005, 75% of Borrower's monthly net profit in accordance with GAAP.

                    (c) PROFITABILITY. From and after the occurrence of the Profitability Event, Borrower shall have minimum monthly net profit (in accordance with GAAP) of at least $1.00."

               and inserting in lieu thereof the following:

                    "6.7 FINANCIAL COVENANTS. Borrower shall maintain at all times, to be tested as of the last day of each month:

                    (a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenues of at least 0.80 to 1.0.

                    (b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,200,000.00, a ratio of (i) net income plus interest, depreciation, amortization, unfunded capital expenditures, and cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

          5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1 or Section
                    2.1.2 hereof."

               and inserting in lieu thereof the following:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1, Section 2.1.2, or Section 2.1.3 hereof."

          6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line or twenty-five percent (25%) of the proceeds of the 2004 Equipment Line shall be used to finance Other Equipment."

               and inserting in lieu thereof the following:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, or twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2 shall be used to finance Other Equipment."

          7. The Loan Agreement shall be amended by adding the following definitions to appear in Section 13.1 thereof:

                    ""2004 EQUIPMENT LINE NO. 2" is an Equipment Advance or Equipment Advances of up to One Hundred Seventy Five Thousand Dollars ($175,000.00)."

          8. The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

5. FEES. Borrower shall pay to Bank a modification fee of $1,500.00, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 27, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ROVING SOFTWARE INCORPORATED            SILICON VALLEY BANK, doing business
                                        as SILICON VALLEY EAST


By: /s/ Gail Goodman                    By:
    ---------------------------------       ------------------------------------
Name: Gail Goodman                      Name:
     --------------------------------         ----------------------------------
Title: CEO                              Title:
      -------------------------------          ---------------------------------


                                        SILICON VALLEY BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                               California)

CORPORATE RESOLUTIONS FOR
AMENDING LOAN ARRANGEMENT

Gail Goodman, being the Secretary of ROVING SOFTWARE INCORPORATED, a Delaware corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware, CERTIFIES that the following resolutions were adopted

CHECK   [xx] at a duly called and conducted meeting of the Directors of said
ONE corporation held on July 29, 2004 at which a quorum was present and voting throughout,

        [ ] by the unanimous consent of the Directors of said corporation, the originals of which consents having been placed with the records of meetings of Directors of said corporation,

and are in conformity with the Certificate of Incorporation and By-Laws of said corporation (each as amended to date) and that each of the following resolutions presently is in full force and effect without change:

AMENDMENT OF LOAN ARRANGEMENT

RESOLVED, That this corporation amend its loan arrangement(s) with Silicon
          Valley Bank (hereinafter, with any successor, the "Bank") in such manner as has been or is hereafter discussed and negotiated by and between the Bank on the one hand and any of the following, acting on behalf of this corporation, on the other:

Insert title, only, if
Persons to act on behalf of   CEO
corporation have titles.
Otherwise, insert names.      _______________________

In connection with the foregoing, each of said officers and/or persons, acting as described above, is authorized to execute, seal, acknowledge, and deliver in the name of and on behalf of this corporation such instruments, documents, and papers which relate thereto as may be appropriate, each in such form and upon such terms as the officer(s) and/or person(s) so authorized determines, such execution and delivery to be conclusive of such officer'(s) and/or person'(s) authority so to act in the name of and on behalf of this corporation.

DELEGATION OF AUTHORITY

RESOLVED, That any one of the officers and/or persons authorized by the foregoing Resolution, acting singly, may by written instrument furnished the Bank delegate to any other officer or person the same authority which is vested singly and individually by said Resolution in the person(s) or officer(s) so delegating authority which written delegation shall be in such form as may be requested by the Bank and may be subject to such restrictions and limitations as may be indicated thereon.

CONTINUATION OF AUTHORITY

RESOLVED, That all resolutions and delegations relative to the authority of any officer or person to act on behalf of this corporation shall remain in full force and effect until the Bank's receipt of written notice of the revocation or modification of such authority from the person signing below as the Secretary of this corporation or from that person whom the Bank reasonably believes to be authorized to act in this regard on behalf of this corporation.

RATIFICATION OF PRIOR TRANSACTIONS

RESOLVED, That all action heretofore taken on behalf of this corporation and all instruments, documents, and papers heretofore executed in the name of and on behalf of this corporation concerning this corporation's relationship with the Bank be, and they hereby are, approved, adopted, and ratified. This corporation is authorized to indemnify, defend, and hold the Bank harmless to the extent provided in the loan arrangements with the Bank.

REVOCATION OF INCONSISTENT RESOLUTIONS

RESOLVED, That any and all resolutions of this corporation which may be in conflict with any of the foregoing resolutions be, and they hereby are, revoked.

RESOLVED, That the resolutions of this corporation's Directors concerning this corporation's relationship with and borrowing from the Bank, pursuant to which, among other things, this corporation may be granting the Bank a security interest or other collateral in and to, and/or mortgaging, all or any portion of the assets of this corporation, be, and said resolutions are hereby approved, adopted, and incorporated herein by reference.

                         PERSONS PRESENTLY AUTHORIZED TO ACT

I further CERTIFY that the following persons presently are authorized under the preceding Resolutions to act:

Name               Title
----               -----
Gail Goodman       CEO
Eric Groves        SVP Sales and Business Development

          IN WITNESS WHEREOF, I have set my hand and the seal of this corporation on this 12th of August, 2004.


(Corporate Seal)                        /s/ Gail Goodman
                                        ----------------------------------------
                                        Secretary

                                        Print Name: Gail Goodman
                                                    ----------------------------

     If the foregoing Resolutions confer authority upon the Secretary, this Certificate should be confirmed by another officer of the corporation


                                        CONFIRMED: /s/ Eric Groves
                                                   -----------------------------
                                        Print Name: Eric Groves
                                        Title: SVP Sales and Business
                                               Development

                       FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of March 11, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ROVING SOFTWARE INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, as amended by a certain First Loan Modification Agreement dated August 4, 2003, as further amended by a certain Second Loan Modification Agreement dated February 10, 2004, and as further amended by a Third Loan Modification Agreement dated August 12, 2004 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

          1. The Loan Agreement shall be amended by renumbering the section entitled "Undisbursed Credit Extensions" as Section 2.4.

          2. The Loan Agreement shall be amended by adding the following new Section appearing after Section 2.1.3 thereof:

                    "2.1.4 2005 Equipment Advances.

                    (a) Availability. From March 11, 2005 through July 31, 2005, subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2005 Equipment Line. The Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and no Equipment Advances may exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute

                    Other Equipment. After repayment, Equipment Advances may not be reborrowed.

                    (b) Interest Rate; Interest Payment. Interest accrues from the date of each Equipment Advance at the rate in Section 2.2(a) and is payable monthly on the first Business Day of each month.

                    (c) Principal Repayment. In addition to the monthly payment of interest, the principal amount of each Equipment Advance made under the 2005 Equipment Line is payable in thirty-six
                    (36) consecutive equal monthly installments of principal beginning on the first Business Day of the month following such Equipment Advance and shall continue on the first Business Day of each month thereafter.

                    (d) Advance Requests. To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed."

          3. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.2(a) thereof:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line and the 2004 Equipment Line No. 2 shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

               and inserting in lieu thereof the following:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line, the 2004 Equipment Line No. 2 and the 2005 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

          4. The Loan Agreement shall be amended by deleting the following appearing as Section 6.7(b) thereof:

                    "(b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,200,000.00, a ratio of (i) net income plus interest, depreciation, amortization, unfunded capital expenditures, and cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

               and inserting in lieu thereof the following:

                    "(b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,200,000.00, a ratio of (i) net income plus interest, depreciation, and amortization, minus unfunded capital expenditures, and minus cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to
                    (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

          5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1, Section 2.1.2, or Section 2.1.3 hereof."

               and inserting in lieu thereof the following:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1, Section 2.1.2, Section 2.1.3, or Section 2.1.4 hereof."

          6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, or twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2 shall be used to finance Other Equipment."

               and inserting in lieu thereof the following:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2, or twenty-five percent (25%) of the proceeds of the 2005 Equipment Line shall be used to finance Other Equipment."

          7. The Loan Agreement shall be amended by adding the following definition to appear alphabetically in Section 13.1 thereof:

                    ""2005 EQUIPMENT LINE" is an Equipment Advance or Equipment Advances of up to Three Hundred Fifty Thousand Dollars ($350,000.00)."

4. FEES. Borrower shall pay to Bank a modification fee of One Thousand Seven Hundred Fifty Dollars ($1,750.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 27, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

            [The remainder of this page is intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ROVING SOFTWARE INCORPORATED            SILICON VALLEY BANK


By: /s/ Marcus Green                    By: /s/ Laura M. Scott
    ---------------------------------       ------------------------------------
Name: Marcus Green                      Name: Laura M. Scott
Title: Controller                       Title: Senior Vice President

                        FIFTH LOAN MODIFICATION AGREEMENT

     This Fifth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of September 19, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and ROVING SOFTWARE INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, as amended by a certain First Loan Modification Agreement dated August 4, 2003, as further amended by a certain Second Loan Modification Agreement dated February 10, 2004, as further amended by a Third Loan Modification Agreement dated August 12, 2004, and as further amended by a Fourth Loan Modification Agreement dated March 11, 2005 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

          1. The Loan Agreement shall be amended by adding the following new Section appearing after Section 2.1.4 thereof:

                    "2.1.5 2005 Equipment Line No. 2.

                    (a) Availability. Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time as further described herein, Equipment Advances in an aggregate amount not to exceed the 2005 Equipment Line No. 2. The proceeds of the 2005 Equipment Line No. 2 shall be advanced in two separate tranches (each, a "2005 Tranche"), as follows: (i) from September 20, 2005 through October 31, 2005, Bank shall make Equipment Advances not exceeding $300,000, and (ii) from November 1, 2005 through January 31, 2006, Bank shall make Equipment Advances not exceeding $300,000. The Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and no Equipment Advances may exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute Other Equipment. After repayment, Equipment Advances may not be reborrowed.

                    (b) Interest Rate;Interest Payment. Interest accrues from the date of each Equipment Advance at the rate in Section 2.2(a) and is payable monthly on the first Business Day of each month.

                    (c) Principal Repayment. In addition to the monthly payment of interest, the principal amount of each Equipment Advance made under the 2005 Equipment Line No. 2 is payable in thirty-six (36) consecutive equal monthly installments of principal beginning on the first Business Day of the month following such Equipment Advance and shall continue on the first Business Day of each month thereafter.

                    (d) Advance Requests. To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed."

          2. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.2(a) thereof:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line, the 2004 Equipment Line No. 2 and the 2005 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

               and inserting in lieu thereof the following:

                    "(ii) The principal amounts outstanding under the 2004 Equipment Line, the 2004 Equipment Line No. 2, the 2005 Equipment Line and the 2005 Equipment Line No. 2 shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten
                    (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

          3. The Loan Agreement shall be amended by deleting the following appearing as Section 6.7 thereof:

                    "6.7 FINANCIAL COVENANTS. Borrower shall maintain at all times, to be tested as of the last day of each month:

                    (a) ADJUSTED QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenues of at least 0.80 to 1.0.

                    (b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,200,000.00, a ratio of (i) net income plus interest, depreciation, and amortization, minus unfunded capital expenditures, and minus cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to
                    (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

               and inserting in lieu thereof the following:

                    "6.7 FINANCIAL COVENANTS. Borrower shall maintain at all times, to be tested as of the last day of each month (unless otherwise noted):

                    (a) NET REVENUE. Consolidated net revenue of at least (i) $3,000,000 for the fiscal quarter ending September 30, 2005,
                    (ii) $3,500,000 for the fiscal quarter ending December 31, 2005, (iii) $4,000,000 for the fiscal quarter ending March 31, 2006, (iv) $4,750,000 for the fiscal quarter ending June 30, 2006, (v) $5,250,000 for the fiscal quarter ending September 30, 2006, (vi) $6,000,000 for the fiscal quarter ending December 31, 2006, and (vii) the greater of (A) $6,250,000, and (B) eighty percent (80.0%) of Borrower's Board-approved operating plan, for the fiscal quarter ending March 31, 2007 and as of the last day of each fiscal quarter thereafter.

                    (b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,300,000.00, a ratio of (i) net income plus interest, depreciation, and amortization, minus unfunded capital expenditures, and minus cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to
                    (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

          4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1, Section 2.1.2, Section 2.1.3, or Section 2.1.4 hereof."

               and inserting in lieu thereof the following:

                    ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1, Section 2.1.2, Section 2.1.3, Section 2.1.4, or Section 2.1.5 hereof."

          5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2, or twenty-five percent (25%) of the proceeds of the 2005 Equipment Line shall be used to finance Other Equipment."

               and inserting in lieu thereof the following:

                    ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2, twenty-five percent (25%) of the proceeds of the 2005 Equipment Line, or twenty-five percent (25%) of the proceeds of the 2005 Equipment Line No. 2 shall be used to finance Other Equipment."

          6. The Loan Agreement shall be amended by adding the following definitions to appear alphabetically in Section 13.1 thereof:

                    ""2005 EQUIPMENT LINE NO. 2" is an Equipment Advance or Equipment Advances of up to Six Hundred Thousand Dollars ($600,000.00)."

                    "2005 TRANCHE" is defined in Section 2.1.5(a)."

4. FEES. Borrower shall pay to Bank a modification fee of Four Thousand Five Hundred Dollars ($4,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of February 27, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing

Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

            [The remainder of this page is intentionally left blank]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                               BANK:

ROVING SOFTWARE INCORPORATED            SILICON VALLEY BANK


By: /s/ Marcus Green                    By: /s/ Michael J. Fell
    ---------------------------------       ------------------------------------
Name: Marcus Green                      Name: Michael J. Fell
Title: Controller                       Title: Relationship Manager

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK

FROM: ROVING SOFTWARE INCORPORATED

     The undersigned authorized officer of SOFTWARE INCORPORATED hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                            REQUIRED           COMPLIES
------------------                     ----------------------   ---------
Monthly financial statements with CC   Monthly within 25 days   Yes   No
Annual (CPA Audited)                   FYE within 150 days      Yes   No
Board Approved Operating Plan          FYE within 45 days       Yes   No

The following Intellectual Property was registered after the Closing Date (if blank, read "None")
________________________________________________________________________________
________________________________________________________________________________

FINANCIAL COVENANT                    REQUIRED    ACTUAL      COMPLIES
------------------                    --------   --------    ---------
To be maintained at all times:
Net Revenue (tested quarterly)        _______*   _________   Yes   No
Debt Service Ratio (tested monthly)   1.25:10    _____:1.0   Yes   No

*    As set forth in Section 6.7(a) of the Loan and Security Agreement

**   only in effect if Borrower's unrestricted cash falls below $1,300,000.

COMMENTS REGARDING EXCEPTIONS: See Attached.                 BANK USE ONLY

Sincerely,                                            RECEIVED BY: _____________
                                                      DATE: ____________________
                                                      REVIEWED BY: _____________
                               Date:                   COMPLIANCE STATUS: YES/NO
----------------------------         -------------
SIGNATURE

----------------------------
TITLE

                        SIXTH LOAN MODIFICATION AGREEMENT

      This Sixth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of March 20, 2007, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and CONSTANT CONTACT, INC., f/k/a ROVING SOFTWARE INCORPORATED, a Delaware corporation with its chief executive office located at 1601 Trapelo Road, Suite 246, Waltham, Massachusetts 02451 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 27, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 27, 2003, as amended by a certain First Loan Modification Agreement dated August 4, 2003, as further amended by a certain Second Loan Modification Agreement dated February 10, 2004, as further amended by a Third Loan Modification Agreement dated August 12, 2004, as amended by a Fourth Loan Modification Agreement dated March 11, 2005, and as further amended by a Fifth Loan Modification Agreement dated September 19, 2005 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

      Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

            1. The Loan Agreement shall be amended by adding the following new Section appearing after Section 2.1.5 thereof:

                  "2.1.6 2007 EQUIPMENT LINE.

                        (a) Availability. Subject to the terms and conditions of
                  this Agreement, during the Draw Period, Bank agrees to lend to Borrower, from time to time as further described herein, advances (each, an "2007 Equipment Advance" and, collectively, "2007 Equipment Advances") in an aggregate amount not to exceed the 2007 Equipment Line. 2007 Equipment Advances may only be used to finance Eligible Equipment purchased on or after 90 days (determined based upon the applicable invoice date of such Eligible Equipment) before the date of each 2007 Equipment Advance and no 2007 Equipment Advances may exceed 100% of the total invoice for Eligible Equipment, excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Eligible Equipment. Notwithstanding the foregoing, the initial 2007 Equipment Advance under this Section 2.1.6 (the "Initial 2007 Equipment Advance") may be used to reimburse Borrower for Eligible Equipment purchased on or after July 1, 2006. Unless otherwise agreed to by Bank, not more than 30% of the proceeds of the 2007 Equipment Line shall be used to finance Other Equipment. Borrower may only request a total of six (6) 2007 Equipment Advances (including the Initial Equipment Advance) hereunder. After repayment, no 2007 Equipment Advance may be reborrowed.

                        (b) Interest Rate; Interest Payment. Interest accrues
                  from the date of each 2007 Equipment Advance at the rate in
                  Section 2.2(a)(ii) and is payable monthly on the first Business Day of each month.

                        (c) Principal Repayment. In addition to the monthly
                  payments of interest, as set forth in Section 2.2(a)(ii) below, the principal amount of each 2007 Equipment Advance is payable in thirty-six (36) consecutive equal monthly installments (with the exception of the Initial 2007 Equipment Advance which is payable in thirty (30) consecutive equal monthly installments) of principal beginning on the first Business Day of the month following such 2007 Equipment Advance and shall continue on the first Business Day of each month thereafter.

                        (d) Advance Requests. To obtain a 2007 Equipment
                  Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the 2007 Equipment Advance is to be made. The notice in the form of EXHIBIT B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Eligible Equipment being financed."

            2. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.2(a) thereof:

                              " (ii) The principal amounts outstanding under the
                        2004 Equipment Line, the 2004 Equipment Line No. 2, the 2005 Equipment Line and the 2005 Equipment Line No. 2 shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

                  and inserting in lieu thereof the following:

                              " (ii) The principal amounts outstanding under the
                        2004 Equipment Line, the 2004 Equipment Line No. 2, the 2005 Equipment Line, the 2005 Equipment Line No. 2, and the 2007 Equipment Line shall accrue interest at a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%); provided, however, such rate shall reduce to a per annum rate equal to the aggregate of the Prime Rate, plus one and one-half percent (1.50%) after the occurrence of the Profitability Event, to be effective ten (10) Business Days after Borrower has provided to Bank satisfactory evidence of same for such period. In addition to the foregoing, if at any time Borrower is unable to provide Bank with satisfactory evidence that the Profitability Event has occurred for a period of three (3) consecutive months, the rate shall increase to a per annum rate equal to the aggregate of the Prime Rate, plus two percent (2.0%)."

            3. The Loan Agreement shall be amended by deleting the following text appearing as the second paragraph of Section 4.1 thereof:

                  " Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any license or other agreement with respect to which the Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property. Without prior consent from Bank, Borrower shall not enter into, or become bound by, any such license or agreement which is reasonably likely to have a material impact on Borrower's business or financial condition. Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future."

                  and inserting in lieu thereof:

                  "Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property (other than over- the-counter software that is commercially available to the public). Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement which is reasonably likely to have a material impact on Borrower's business or financial condition (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed "Collateral" and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor's agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future."

            4. The Loan Agreement shall be amended by deleting the following provision appear as Section 5.3 thereof:

                  "5.3 LITIGATION. Except as shown in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers or legal counsel, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change."

                  and inserting in lieu thereof the following:

                  "5.3 LITIGATION. Except as shown on the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing against Borrower or any of its Subsidiaries that would reasonably be expected to result in costs or damages to Borrower or its Subsidiaries in excess of Two Hundred Fifty Thousand Dollars ($250,000)."

            5. The Loan Agreement shall be amended by deleting the following appearing as Section 6.2 thereof:

                  "6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                        (a) Borrower shall deliver to Bank: (i) as soon as
                  available, but no later than twenty-five (25) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and fifty
                  (150) days after the last day of Borrower's fiscal year (except for Borrower's fiscal years ending December 31, 2001 and December 31, 2002, which audited consolidated financial statements shall be due July 31, 2003), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) in the event that the Borrower's stock becomes publicly held, within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission;
                  (iv) a prompt report of any legal actions pending or threatened in writing against Borrower or any Subsidiary that would reasonably be expected to result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (v) as soon as available, but not later than forty-five (45) days after the last of Borrower's fiscal year, Board approved Operating Plan (expressed on a monthly and quarterly basis); (vi) prompt notice of any material change in the composition of the Intellectual Property, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (vii) other financial information reasonably requested by Bank.

                        (b) Borrower shall deliver to Bank with the monthly and
                  annual financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C."

                  and inserting in lieu thereof the following:

                  "6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                        (a) Borrower shall deliver to Bank: (i) as soon as
                  available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) in the event that the Borrower's stock becomes publicly held, within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000.00) or more; (v) as soon as available, but not later than ten (10) days after the last of Borrower's fiscal year, Board approved Operating Plan (expressed on a monthly and quarterly basis); (vi) prompt notice of any material change in the composition of the Intellectual Property, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (vii) other financial information reasonably requested by Bank.

                        (b) Borrower shall deliver to Bank with the monthly
                  financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C."

            6. The Loan Agreement shall be amended by deleting the following appearing as Section 6.7 thereof:

                        "6.7 FINANCIAL COVENANTS. Borrower shall maintain at all times, to be tested as of the last day of each month (unless otherwise noted):

                        (a) NET REVENUE. Consolidated net revenue of at least
                        (i) $3,000,000 for the fiscal quarter ending
                        September 30, 2005, (ii) $3,500,000 for the fiscal quarter ending December 31, 2005, (iii) $4,000,000 for the fiscal quarter ending March 31, 2006, (iv) $4,750,000 for the fiscal quarter ending June 30, 2006, (v) $5,250,000 for the fiscal quarter ending September 30, 2006, (vi) $6,000,000 for the fiscal quarter ending December 31, 2006, and (vii) the greater of (A) $6,250,000, and (B) eighty percent (80.0%) of Borrower's Board-approved operating plan, for the fiscal quarter ending March 31, 2007 and as of the last day of each fiscal quarter thereafter.

                        (b) DEBT SERVICE RATIO. In the event that the amount of Borrower's unrestricted cash maintained at Bank is less than $1,300,000.00, a ratio of (i) net income plus interest, depreciation, and amortization, minus unfunded capital expenditures, and minus cash taxes paid, calculated based on the three (3) month period ending as of the date tested, to (ii) principal and interest expense with respect to the Obligations, calculated based on the three (3) month period ending as of the date tested, of greater than 1.25 to 1.0."

                  and inserting in lieu thereof the following:

                        "6.7 FINANCIAL COVENANTS. Borrower shall maintain at all times, to be tested as of the last day of each month (unless otherwise noted):

                        (a) MINIMUM REVENUE. Minimum Net Revenue as set forth on Exhibit D.

                        (b) TOTAL FUNDED DEBT RATIO. Borrower shall maintain at all times, a ratio of Total Funded Debt to Liquid Assets of not more than 0.85 to 1.0."

            7. The Loan Agreement shall be amended by deleting the following text appearing in Section 7.2 thereof:

                        "or management."

                  and inserting in lieu thereof the following:

                        " or if the Key Person ceases to hold such office with Borrower and a replacement reasonably satisfactory to Bank is not made within one hundred twenty (120) days thereafter"

            8. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

                        ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1,
                        Section 2.1.2, Section 2.1.3, Section 2.1.4, or Section
                        2.1.5 hereof."

                        ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2, twenty-five percent (25%) of the proceeds of the 2005 Equipment Line, or twenty-five percent (25%) of the proceeds of the 2005 Equipment Line No. 2 shall be used to finance Other Equipment."

                  and inserting in lieu thereof the following:

                        ""EQUIPMENT ADVANCE" or "EQUIPMENT ADVANCES" shall mean any advance made hereunder pursuant to Section 2.1.1,
                        Section 2.1.2, Section 2.1.3, Section 2.1.4, Section 2.1.5, or Section 2.1.6 hereof."

                        ""OTHER EQUIPMENT" is intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property and soft costs approved by the Bank, including sales tax, freight and installation expenses. Unless otherwise agreed to by Bank, not more than twenty-five percent (25%) of the proceeds of the 2003 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line, twenty-five percent (25%) of the proceeds of the 2004 Equipment Line No. 2, twenty-five percent (25%) of the proceeds of the 2005 Equipment Line, twenty-five percent (25%) of the proceeds of the 2005 Equipment Line No. 2, or thirty percent (30%) of the proceeds of the 2007 Equipment Line shall be used to finance Other Equipment."

            9. The Loan Agreement shall be amended by adding the following definitions to appear alphabetically in Section 13.1 thereof:

                        ""2007 CLOSING DATE" is March 20, 2007."

                        ""2007 EQUIPMENT ADVANCE" or "2007 EQUIPMENT ADVANCES" is defined in Section 2.1.6(a)."

                        ""2007 EQUIPMENT LINE" is a 2007 Equipment Advance or 2007 Equipment Advances of up to Five Million Dollars ($5,000,000.00)."

                        ""DRAW PERIOD" is the period of time from the 2007 Closing Date through the earliest to occur of (a) December 31, 2007, or (b) an Event of Default."

                        ""INITIAL 2007 EQUIPMENT ADVANCE" is defined in Section 2.1.6(a)."

                        ""KEY PERSON" is Borrower's Chief Executive Officer, who, as of the 2007 Closing Date, is Gail Goodman."

                        ""LIQUID ASSETS" shall mean all unrestricted and unencumbered cash, and marketable securities maintained at Bank or SVB Securities in Borrower's name and not pledged to any other Person."

                        ""NET REVENUE" means net revenue consistent with Borrower's current practice as reported by Borrower to Bank and consistent with the manner of preparation of the budgeted revenue that Borrower provided to Bank prior to March 20, 2007."

                        ""TOTAL FUNDED DEBT" is the aggregate amount of all outstanding principal, interest, fees and other liabilities or costs arising out of any indebtedness of Borrower for borrowed money."

            10. The Compliance Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

            11. EXHIBIT B attached hereto shall hereby be attached to the Loan Agreement as EXHIBIT D thereto.

4. FEES. Borrower shall pay to Bank a modification fee of Twenty-Five Thousand Dollars ($25,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

            [The remainder of this page is intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                BANK:

CONSTANT CONTACT, INC.                   SILICON VALLEY BANK

By: /s/ Steven R. Wasserman              By: /s/ Naomi B. Herman
    ---------------------------              ---------------------------
Name: Steven R. Wasserman                Name: Naomi B. Herman
      -------------------------                -------------------------
Title: VP & CFO & Treasurer              Title: Vice President
       ------------------------                 ------------------------

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

      TO:   SILICON VALLEY BANK

      FROM: CONSTANT CONTACT, INC.

      The undersigned authorized officer of CONSTANT CONTACT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                           REQUIRED                 COMPLIES
------------------                           --------                 --------
Monthly financial statements with CC         Monthly within 30 days   Yes No
Annual (CPA Audited)                         FYE within 180 days      Yes No
Board Approved Operating Plan                FYE within 10 days       Yes No

            The following Intellectual Property was registered after the Closing Date (if blank, read "None")

            ____________________________________________________________________

            ____________________________________________________________________

FINANCIAL COVENANT                      REQUIRED                 ACTUAL          COMPLIES
------------------                      --------                 ------          --------
To be maintained at all
  times, tested monthly:

Minimum Revenue                         $_____________*         _____:1.0        Yes  No

Total Funded Debt Ratio                 < or = 0.85:1.0         _____:1.0        Yes  No

*     As set forth in Section 6.7(a) of the Agreement.

COMMENTS REGARDING EXCEPTIONS:  See Attached.          BANK USE ONLY

Sincerely,                                       RECEIVED BY:___________________
_______________________    Date:__________       DATE:____________________
SIGNATURE                                        REVIEWED BY:___________________
_______________________                          COMPLIANCE STATUS: YES / NO
TITLE

                                    EXHIBIT B
                                 MINIMUM REVENUE

Borrower shall maintain at all times, to be tested as of the last day of each month, Net Revenue equal to or greater than: (i) Two Million Three Hundred Thousand Dollars ($2,300,000.00) as of the month ending January 31, 2007, (ii) Two Million Four Hundred Thousand Dollars ($2,400,000.00) as of the month ending February 28, 2007, (iii) Two Million Five Hundred Thousand Dollars ($2,500,000.00) as of the month ending March 31, 2007, (iv) Two Million Seven Hundred Thousand Dollars ($2,700,000.00) as of the month ending April 30, 2007,
(v) Two Million Eight Hundred Thousand Dollars ($2,800,000.00) as of the month ending May 31, 2007, (vi) Three Million Dollars ($3,000,000.00) as of the month ending June 30, 2007, (vii) Three Million Two Hundred Thousand Dollars ($3,200,000.00) as of the month ending July 31, 2007, (viii) Three Million Three Hundred Thousand Dollars ($3,300,000.00) as of the month ending August 31, 2007,
(ix) Three Million Five Hundred Thousand Dollars ($3,500,000.00) as of the month ending September 30, 2007, (x) Three Million Seven Hundred Thousand Dollars ($3,700,000.00) as of the month ending October 31, 2007, (xi) Three Million Nine Hundred Thousand Dollars ($3,900,000.00) as of the month ending November 30, 2007, (xii) Four Million One Hundred Thousand Dollars ($4,100,000.00) as of the month ending December 31, 2007, and as of the last day of each month thereafter.

                        [Silicon Valley Bank Letterhead]


June 13, 2007

Mr. Steven Wasserman
Chief Financial Officer
Constant Contact, Inc.
1601 Trapelo Road
Waltham, MA 02451

Dear Steve:

This letter is written in connection with that certain Loan and Security Agreement between Silicon Valley Bank ("Bank") and Constant Contact, Inc. ("Borrower") dated February 27, 2003 and related loan documents (as amended from time to time, collectively, the "Loan Agreement").

DESCRIPTION OF CHANGE IN TERMS.

         Modification to Loan Agreement

         Section 6.2(a)(ii) of the Loan Agreement is hereby amended by deleting the following text appearing therein:

         as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;

         And substituting the following text therefore:

         as soon as available, but no later than two hundred seventy (270) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;

By signing below and returning a copy of this letter to Bank, Borrower acknowledges that the Loan Agreement is hereby modified in accordance with the provisions set forth above. Borrower further understands and agrees that in modifying the Loan Agreement, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Loan Agreement. Except as expressly modified pursuant to this letter, the terms of the Loan Agreement remain unchanged and in full force and effect. Bank's agreement to modify the Loan Agreement in accordance with the provisions set forth in this letter in no way shall obligate Bank to make any future waivers or modifications to the Loan Agreement. Nothing in this letter shall constitute a satisfaction of the Borrower's indebtedness to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement, unless the party is expressly released by in writing. No maker or endorser will be released by virtue of this letter.

The terms of this paragraph apply not only to this letter, but also to all subsequent loan modification agreements.

The provisions of this letter shall not be deemed effective until such time as Borrower shall have returned a countersigned copy to Bank.

Very truly yours,

/s/ Naomi B. Herman
-------------------------
Naomi B. Herman
Vice President
Silicon Valley Bank

By executing below, the undersigned acknowledges and confirms the effectiveness of this letter.

Constant Contact, Inc.

By: /s/ Steven R. Wasserman
   ---------------------------------

Title: Steven R. Wasserman  VP & CFO
      ------------------------------
Dated: 6/14/07
      ------------------------------